Exhibit (g)(2)
 APPENDIX "A"
 TO
 CUSTODIAN AGREEMENT
 BETWEEN
 The Chase Manhattan Bank, N.A. and each of the following Investment
Companies

 Dated as of November 19, 1998

 The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of August 1, 1994:

Fund                                 Portfolio                                          Effective as of:

Fidelity Advisor Series I            Fidelity Advisor Equity Growth Fund                August 1, 1994
                                     Fidelity Advisor Growth & Income Fund              November 14, 1996
                                     Fidelity Advisor TechnoQuant Growth Fund           November 14, 1996

Fidelity Advisor Series II           Fidelity Advisor Balanced Fund                     August 1, 1994

Fidelity Advisor Series III          Fidelity Advisor Equity Income Fund                August 1, 1994

Fidelity Advisor Series VII          Fidelity Advisor Consumer Industries Fund          July 18, 1996
                                     Fidelity Advisor Cyclical Industries Fund          July 18, 1996
                                     Fidelity Advisor Financial Services Fund           July 18, 1996
                                     Fidelity Advisor Health Care Fund                  July 18, 1996
                                     Fidelity Advisor Technology Fund                   July 18, 1996
                                     Fidelity Advisor Utilities Growth Fund             July 18, 1996

Fidelity Advisor Series VIII         Fidelity Advisor Emerging Markets Income Fund      August 1, 1994
                                     Fidelity Advisor Overseas Fund                     August 1, 1994

Fidelity Beacon Street Trust         Fidelity Managed Currency Fund                     August 1, 1994

Fidelity Capital Trust               Fidelity TechnoQuant Growth Fund                   October 17, 1996

Fidelity Charles Street Trust        Fidelity Asset Manager                             August 1, 1994
                                     Fidelity Asset Manager: Growth                     August 1, 1994
                                     Fidelity Asset Manager: Income                     August 1, 1994

Fidelity Deutsche Mark Performance   Fidelity Deutsche Mark Performance Portfolio, L.P. August 1, 1994
Portfolio, L.P.

Fidelity Devonshire Trust            Fidelity Equity-Income Fund                        August 1, 1994
                                     Fidelity Mid-Cap Stock Fund                        August 1, 1994

Fidelity Financial Trust             Fidelity Equity-Income II Fund                     August 1, 1994

Fidelity Hastings Street Trust       Fidelity Fund                                      August 1, 1994
                                     Fidelity Income & Growth Fund*                     March 25, 1998

Fidelity Investment Trust            Fidelity Diversified Global Fund                   August 1, 1994

*Addition of Fidelity Hastings Street Trust: Fidelity Income & Growth Fund effective March 25, 1998.

                                     Fidelity Diversified International Fund            August 1, 1994
                                     Fidelity Emerging Markets Fund                     August 1, 1994
                                     Fidelity Europe Capital Appreciation Fund          August 1, 1994
                                     Fidelity Europe Fund                               August 1, 1994
                                     Fidelity International Growth & Income Fund        August 1, 1994
                                     Fidelity International Value Fund                  August 1, 1994
                                     Fidelity Japan Fund                                August 1, 1994
                                     Fidelity Overseas Fund                             August 1, 1994
                                     Fidelity Pacific Basin Fund                        August 1, 1994
                                     Fidelity Southeast Asia Fund                       August 1, 1994
                                     Fidelity Worldwide Fund                            August 1, 1994

Fidelity Mt. Vernon Street Trust     Fidelity New Millennium Fund                       August 1, 1994

Fidelity Puritan Trust               Fidelity Puritan Fund                              August 1, 1994

Fidelity Revere Street Trust         Taxable Central Cash Fund                          October 17, 1996

Fidelity School Street Trust         Fidelity International Bond Fund                   August 1, 1994
                                     Fidelity New Markets Income Fund                   August 1, 1994

Fidelity Securities Fund             Fidelity Growth & Income Portfolio                 August 1, 1994

Fidelity Sterling Performance        Fidelity Sterling Performance Portfolio, L.P.      August 1, 1994
Portfolio, L.P.

Fidelity Trend Fund                  Fidelity Trend Fund                                August 1, 1994

Fidelity Union Street Trust          Fidelity Export and Multinational Fund             August 1, 1994

Fidelity Yen Performance             Fidelity Yen Performance Portfolio, L.P.           August 1, 1994
Portfolio, L.P.

Variable Insurance Products Fund     Equity-Income Portfolio                            August 1, 1994
                                     Overseas Portfolio                                 August 1, 1994

Variable Insurance Products Fund II  Asset Manager Portfolio                            August 1, 1994
                                     Asset Manager: Growth Portfolio                    August 1, 1994

Variable Insurance Products Fund III Balanced Portfolio                                 August 1, 1994
                                     Growth & Income Portfolio                          December 19, 1996










      IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

 Each of the Investment Companies   The Chase Manhattan Bank, N.A.
 Listed on this Appendix "A", on behalf
 of each of their respective Portfolios




 By:       /s/John Costello     By:      /s/Matthew D. Goad
 Name:     John Costello        Name:    Matthew D. Goad
 Title:    Asst. Treasurer      Title:   Vice President